MASTER AGREEMENT
合作协议

This Master Agreement (hereafter referred to as AGREEMENT) is effective this ___ day of Mar20________, 2014.本合作主协议(以下简称协议)自_____日起生效.

1. PARTIES 合作方
   Guangzhou Wangneng Product Design Co Ltd (hereafter ZBOT), a Chinese Corporation 广州网能工业设计有限公司(以下简称为 ZBOT),是一家中国的公司

   and 与

   3D Makerjet Asia (hereafter referred to as 3DMJ), a Hong Kong Limited Company. 3DMakerjet Asia (以下简称为 3DMJ),是一家香港公司

2. RECITALS 序言

   ZBOT is a manufacturer of certain 3D Printers, its accessories, printing materials and other products with its base of operations located in Guangzhou, China.ZBOT 是一家从事自主研发生产 3D 打印机、3D 打印机配件、打印耗材以及其它相关系列产品，公司经营的地点在广州。

   ZBOT desires to make its products available to the American markets, specifically in the United States of America.ZBOT 希望能将其系列产品打入北美市场，特别是美国。

   ZBOT desires to have an after sales support facility located in the United States to provide servicing of its products and customer relation assistance to end users of the ZBOT 3D Printers. Accessories, printing materials.ZBOT 希望能有一个在美国的售后服务中心，可以来协助处理客户关系以及为终端消费者提供 ZBOT 3D 打印机、配件和打印材料的服务支持。

   3DMJ is a publicly traded US based company that desires to market, distribute and provide the after sales support for the ZBOT 3D Printers and accessories in the Americas, with its primary focus being the United States markets.3DMJ 是一家以北美为主要贸易对象的公司，希望能为 ZBOT 3D 打印机和相关配件在美国提供市场销售推广、代理和提供产品售后服务，主要专注在美国市场。

   3D MAkerjet Inc.,a ----------- Corporation3D Makerjet公司 whose main purpose is to market, distribute and service ZBOT's 3D Printing products, accessories and technologies in the United States. 3D MakerJet Asia will hold the exclusive right to sell ZBOT's products in the Americas throughout the term of this agreement and will work exclusively with 3D Makerjet Inc. to distrubute ZBOT's products. 按照协议，3DMJ ASIA公司将获得ZBOT产品北美总分销权，并授予美国3DMJ公司独家分销ZBOT全系列产品。3D MakeJet Inc公司

主要为 ZBOT 3D 打印机产品、相关配件和技术在美国做市场销售推广、代理以及提供售后支持。

3. **AGREEMENTS 合作协议**

ZBOT agrees to make available to 3DMJ all models of the 3D Printers and other products manufactured by ZBOT to be marketed under the 3D Makerjet by Zbot brand.ZBOT 同意为 3DMJ 提供由 ZBOT 生产的全系列 3D 打印机及其它产品，市场销售推广的品牌为 3D MakerJet by ZBOT.

3DMJ has made an initial purchase of ZBOT's favorable priced 3D Printers, and has received a portion of that order in the United States. The balance of the initial purchase will be shipped to 3DMJ on or before May 15, 2014.3DMJ 已经按 ZBOT 提供的优惠价格做出 3D 打印机的初始采购额，而且收到部分美国市场的订单。初始的采购订单将在 5 月 15 号或前付运至 3DMJ。

3DMJ will coordinate all advertising and promotion of 3DMJ products and services. 3DMJ 将为 3DMJ 的产品整合所有的广告、市场推广 和服务资源。

3DMJ will facilitate e-commerce solutions for 3DMJ printers and other products.3DMKJ 将为 3DMJ 的打印机和其它产品提供互联网销售推广解决方案。

3DMJ will arrange for the warehousing and product fulfillment of the 3DMJ printers and other products.3DMJ 将为 3DMJ 的打印机和其它产品提供仓库和存储场地。

3DMJ will ensure and verify that a minimum of 10,000 visitors per week shall be introduced to 3DMJ and given the opportunity to learn about ZBOT. 3DMJ 将确保每周最低 10000 人次的访问量来到 3DMJ 网站了解 ZBOT。

~~3DMJ confirm that ZBOT is to receive restricted shares of 3DMJ common stock consistent with the earn-out distribution schedule attached to this AGREEMENT as Exhibit "A". 3DMJ 确保 ZBOT 可以获得与盈利表一致的 3DMJ 受限股票。~~

ZBOT shall label all ZBOT products destined for delivery and distribution in the United Statesunder the brand 3DMJ.ZBOT 在所有付运和代理销售美国的产品上，在 3DMJ 品牌下方标注 ZBOT。

All internet sales in the United States and any future ZBOT product distributors in the United States shall deliver products under the brand 3DMJ. 所有通过美国互联网在线销售的 ZBOT 产品，在付运和销售至美国时,品牌标示统一为 3D MakerJet By Zbot.

NOTE: This paragraph is cancelled and product purchases will be on a cash basis.

For 3D MakerJet Asia Ltd. Jason Zeng Date 7-7-2014
3D MakerJet Asia Limited
Authorized Signature(s)

For Guanzhou Wangnng product Design Co Ltd [signature] Date 7-7-2014

All 3DMJ printers sent for delivery inside the United States shall bear serial numbers. 所有 3DMJ 的打印机付运时需印上序列号标签.

3DMJ shall provide after sale staff to exchange or repair any defective ZBOT product.3DMJ 应 ZBOT 产品提供售后服务员工来负责更换、维修产品。 Full customer service, including exchange/repair, instruction videos, hotline, email support, e-retailer review or customer question on the website, FAQ, TROUBLESHOUTING pages, forum, blog, etc.完整的售后服务，包括更换维修、视频介绍、热线、邮件支持、网站评论或客户问题在线解答,还有 FAQ、故障问题解答专页、论坛、博客等.

ZBOT shall provide all additional units and parts at its cost to 3DMJ necessary for the exchange or repair of ZBOT's products sent to the United States (for any products time period of the warranty). 3DMJ shall provide facilities and labor for the storage, set up, repair and exchange of any ZBOT product requiring service at an agreed upon reasonable cost to ZBOT.ZBOT 应提供额外的配件，以成本价供给 3DMJ 作为美国售后更换或维修产品之用（列明任一配件产品的有效保修期）。3DMJ 应提供场地和专职员工负责保管，提供建立、维修和更换 ZBOT 产品所需的售后服务，售后服务合理的费用将包涵在 ZBOT 的产品报中报价中。

4. ALL PRODUCTS 产品

3DMJ will display and sell all Products available from ZBOT.3DMJ 将展示和销售所有 ZBOT 可售产品.

5. TRAINING 产品和销售培训

ZBOT will make available to 3DMJ's engineers reasonable training and instruction in the use and repair of its products at ZBOT's offices and facilities. ZBOT will not charge 3DMJ for this training.ZBOT 应给予 3DMJ 的销售工程师提供免费的销售培训,ZBOT 产品的维修使用培训.培训地点在 ZBOT 公司.

6. OPERATING TECHNIQUES 操作技术

3DMJ will be responsible for its own operating techniques, systems, marketing plans, accounting practices, procedures and systems and personnel practices and policies.3DMJ will inform ZBOT about the quarterly marketing plans and sales results.3DMJ 将负责自己的运营系统、市场销售、财务核算系统、运作流程系统和政策。

7. MINIMUM PURCHASE 最低采购量

3DMJ will purchase a minimum number of 3D Printers pursuant to the schedule shown in Exhibit "B" attached hereto and incorporated herein.3DMJ 将设定一个最低采购量来开始美国的市场营销，详见列表 B

8. ALTERATION OR REPLACEMENT 许可或更替换

Without ZBOT's written consent, 3DMJ will not alter the Products by way of design or materials used, or replace any component with any other component not supplied by ZBOT.未经 ZBOT 的书面同意，3DMJ 不能变更产品设计或材料的用途，或更换和替换任何非 ZBOT 提供的零部件。

9. TERM AND TERMINATION 条款和终止

This AGREEMENT will commence on the date first written above and will continue for a term of _______2______(two) years subject to earlier termination as provided herein. Either party may terminate the AGREEMENT in the event of any failure of the other party to perform its material obligations under this AGREEMENT, if such failure is not cured within 30 days after receipt of written notice from the non-defaulting party. Such notice of default must contain a sufficient description of the breach to put the defaulting party on notice.本协议自以上签署日期起生效，期限为 2 年。按本协议义务规定，任何一方如无如约履行，则可以终止合作；如过错方在收到无过错方发出警告通知 30 天后仍无更正错误，则可以终止合作；警告通知需具备有充足的违反合约详细内容。

If this AGREEMENT is breached and not cured by 3DMJ in a timely manner, then 3DMJ shall arrange for a transfer to ZBOT all rights and ownership of the all brands and companies associated with the word ZBOT in 3DMJ, brand, names, websites, and web addresses, user names and passwords. 3DMJ will relinquish all rights for any use of the name ZBOT. 在通知的缓冲期，如此合作协议被违反和 3DMJ 无继续履约，3DMJ 必须将 ZBOT 所有权 和所有品牌拥有权以及同公司相关联的，在 3DMJ 上使用的 ZBOT 字样，品牌、名字、网站和网站地址、用户名和管理密码全部归还给 ZBOT。3DMJ 将放弃所有与 ZBOT 名称相关的使用权。

10. NO COMPETITIVE PRODUCTS 不得经营竞争对手产品

During the term of this AGREEMENT, 3DMJ will not, directly or indirectly, promote, participate or engage in any activity or other business competitive with ZBOT's including without limitation, selling or marketing products similar to ZBOT's products. Potential products (3D scanners, 3D printing pens, filaments and other 3D printing products) will carry ZBOT label/logo.

在合约期间，3DMJ 不能直接或间接、推广或参与或从事任何其它 ZBOT 竞争对手的商业活动。包括无限制、销售或营销类似 ZBOT 的产品。产品线包括 3D 扫描仪、3D 打印机、耗材和其它 3D 打印产品。

11. GENERAL 总则

a. Notices. Any notice required or permitted to be sent hereunder will be deemed delivered if personally delivered, telecopied or mailed, postage prepaid by registered or certified mail, return receipt requested.通知.任何通知可以按以下要求和允许的方式送达：个人方式送到，电报、电邮、预付费邮寄。

b. Entire Agreement, Amendment. This AGREEMENT and all schedules attached hereto contains the entire agreement between the parties. This AGREEMENT will not be amended or modified except by an instrument in writing signed by both parties.整个协议、修正。本协议和附件表包含了双方的整个协议条款。协议不能单方修正，除非双方同时书面签字认可。

c. Severability. If any provision of this AGREEMENT is found to be invalid by any court of competent jurisdiction, such finding will in no way invalidate the other provisions of this AGREEMENT.分割性.如协议规定在寻找的任一法庭被认定无效，那么这种认定也被视为对本协议无效。

d. Captions. Captions and section headings are for convenience only and will not be used in construing this AGREEMENT.解说词.解说和协议开头的部分，只是为了便利建立合作关系，不会用于构建本协议的主体。

e. Assigns. This agreement will be remain intact for the term, regardless of any change in either company's personnel, assigns or successors.转让.本协议必须保持条款完整性，不管任何公司单方改变、转让或继承均不得改变。

3D Makerjet Asia Limited
Zeng Jian Jun

For and on behalf of
3D MakerJet Asia Limited

2014.3.20

Authorized Agent

Authorized Signature(s)

Guangzhou Wangneng Product Design Co Ltd

2014.3.20

Authorized Agent